Exhibit 99.1

QXO Upsizes Convertible Preferred Equity Placement to $3 Billion

Apollo and Temasek Lead Expanded Capital Commitment to Fund Future Acquisitions

GREENWICH, Conn. — January 12, 2026 — QXO, Inc. (NYSE: QXO) (the “Company” or “QXO”) today announced a $1.8 billion increase to its previously announced $1.2 billion financing led by funds managed by affiliates of Apollo Global Management, Inc. (NYSE: APO) (“Apollo”), bringing the total investment in QXO to $3 billion. Apollo, Temasek, and certain other investors have agreed to make the investment through the previously disclosed series of convertible perpetual preferred stock (the “Series C Preferred Stock”). The investment further strengthens QXO’s financial flexibility to pursue strategic acquisition opportunities.

Under the investment agreement, the investors have committed to purchase Series C Preferred Stock to fund one or more qualifying acquisitions through July 15, 2026. This commitment will be extended for up to an additional 12 months if a definitive acquisition agreement is executed before the initial commitment period expires. Any issuance of the Series C Preferred Stock will close at or around the closing of the qualifying acquisition(s).

The offer and sale of the foregoing securities are being made in a transaction not involving a public offering. The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be reoffered or resold in the United States except through an effective registration statement or an applicable exemption from the registration requirements. The Company has agreed to use commercially reasonable efforts to file a prospectus supplement with the Securities and Exchange Commission (“SEC”) to register the resale of the Series C Preferred Stock and underlying common stock issuable upon conversion.

This press release is issued pursuant to Rule 135c under the Securities Act and does not constitute an offer to sell or a solicitation of an offer to buy any securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About QXO

QXO is the largest publicly traded distributor of roofing, waterproofing, and complementary building products in North America. The company plans to become the tech-enabled leader in the $800 billion building products distribution industry and generate outsized value for shareholders. QXO is targeting $50 billion in annual revenues within the next decade through accretive acquisitions and organic growth. Visit QXO.com for more information.

About Apollo

Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade credit to private equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of September 30, 2025, Apollo had approximately $908 billion of assets under management. To learn more, please visit www.apollo.com.

About Temasek

Temasek is a global investment company headquartered in Singapore, with a net portfolio value of S$434 billion (US$324 billion) as at 31 March 2025. Its Purpose “So Every Generation Prospers” guides it to make a difference for today’s and future generations. Temasek seeks to build a resilient and forward-looking portfolio that will deliver sustainable returns over the long term. It has 13 offices in 9 countries around the world: Beijing, Hanoi, Mumbai, Shanghai, Shenzhen, and Singapore in Asia; and Brussels, London, Mexico City, New York, Paris, San Francisco, and Washington, DC outside Asia. For more information on Temasek, please visit www.temasek.com.sg.

Forward-looking statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact, including statements with respect to the issuance of the Series C Preferred Stock and the terms thereof, are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties, and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC, and the following:

•	an inability to obtain the products we distribute, resulting in lost revenues and reduced margins and damaging our relationships with customers;

•	a change in supplier pricing and demand, which may adversely affect our income and gross margins;

•	a change in vendor rebates, which may adversely affect our income and gross margins;

•	our inability to identify potential acquisition targets or successfully complete acquisitions on acceptable terms;

•	risks related to maintaining our safety record;

•	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;

•	the possibility that regional, national or global barriers to trade, including trade wars, could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;

•	seasonality, weather-related conditions and natural disasters;

•	risks related to the proper functioning of our information technology systems, including threats related to cybersecurity and artificial intelligence;

•	loss of key talent or our inability to attract and retain new qualified talent;

•	risks related to work stoppages, union negotiations, labor disputes and other matters associated with our labor force or the labor forces of our suppliers or customers;

•	the risk that the anticipated benefits of our acquisition of Beacon Roofing Supply, Inc. (the “Beacon Acquisition”) or any future acquisition may not be fully realized or may take longer to realize than expected;

•	the effect of the Beacon Acquisition or any future acquisition on our business relationships with employees, customers or suppliers, operating results and the business generally;

•	unexpected liabilities, costs, charges, expenses or accounting adjustments resulting from the Beacon Acquisition or any future acquisition or difficulties in integrating and operating acquired companies;

•	risks related to the Company’s obligations under the indebtedness incurred in connection with the Beacon Acquisition;

•	the risk that the Company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;

•	the possible economic impact of the Company’s outstanding warrants and preferred stock on the Company and the holders of its common stock, including market price volatility, dilution from the exercise or conversion of the warrants or preferred stock, or the impact of dividend payments from preferred stock that remains outstanding;

•	challenges in raising additional equity or debt capital from public or private markets to pursue the Company’s business plan and the effects that raising such capital may have on the Company and its business;

•	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;

•	risks associated with periodic litigation, regulatory proceedings and enforcement actions, which may adversely affect the Company’s business and financial performance;

•	the impact of legislative, regulatory, economic, competitive and technological changes;

•	unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

•	other factors, including those set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q.

All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences for or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements except to the extent required by law.

QXO Contacts:

Media

Joe Checkler

joe.checkler@qxo.com

203-609-9650

Investors

Mark Manduca

mark.manduca@qxo.com

203-321-3889

Apollo Contacts:

Media

Joanna Rose

Communications@apollo.com

212-822-0491

Investors

Noah Gunn

IR@apollo.com

212-822-0540